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                                                                    EXHIBIT 10.1

                                    AMENDMENT
                                       TO
                           LOAN AND SECURITY AGREEMENT

THIS AMENDMENT to Loan and Security Agreement (this "Amendment") is entered as of February 15, 2007 by and between Silicon Valley Bank ("Bank") and ATS Medical, Inc., a Minnesota corporation (the "Borrower") whose address is 3905 Annapolis Lane, Suite 105, Minneapolis, Minnesota 55447.

                                    RECITALS

     A. Bank and Borrower have entered into that certain Loan and Security Agreement dated as of July 28, 2004 (as amended, modified, supplemented or restated from time to time, the "Loan Agreement").

     B. Bank has extended credit to Borrower for the purposes permitted in the Loan Agreement.

     C. Borrower has requested that Bank amend the Loan Agreement to terminate the Committed Revolving Line, amend the financial covenants, and make certain other revisions to the Loan Agreement.

     D. Bank has agreed to so amend certain provisions of the Loan Agreement, but only to the extent, in accordance with the terms, subject to the conditions and in reliance upon the representations and warranties set forth below.

                                    AGREEMENT

NOW, THEREFORE, in consideration of the foregoing recitals and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:

     1. DEFINITIONS. Capitalized terms used but not defined in this Amendment shall have the meanings given to them in the Loan Agreement.

     2. AMENDMENTS TO LOAN AGREEMENT.

          2.1 TERMINATION OF COMMITTED REVOLVING LINE. Notwithstanding Section
2.1.1 of the Loan Agreement, the Committed Revolving Line is terminated effective as of the date hereof, and on such date Borrower shall pay to Bank all outstanding Revolving Advances and accrued interest on Revolving Advances, and from such date forward no further Revolving Advances shall be made.

          2.2 MAXIMUM AGGREGATE ADVANCES. Section 2.1.7 of the Loan Agreement, which reads as follows is hereby deleted in its entirety:

               SECTION 2.1.7 MAXIMUM AGGREGATE ADVANCES. Not-withstanding anything herein to the contrary, in no event shall the aggregate amount of outstanding Revolving Advances, Equipment Advances and New Equipment Advances exceed $8,600,000

          2.3 TERMINATION OF UNUSED LINE FEE. The Unused Line Fee provided for in Section 2.4(c) of the Loan Agreement shall be eliminated with respect to future fiscal quarters. For

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purposes of the Unused Line Fee with respect to the current fiscal quarter, the date hereof shall be deemed the end of the term of the Committed Revolving Line.

          2.4 CHANGE TO FINANCIAL COVENANTS. Section 6.7 of the Loan Agreement reads as follows:

               Borrower will maintain at all times, on a consolidated basis:

               (i) LIQUIDITY RATIO. A ratio of (y) unrestricted cash (and equivalents) of Borrower on deposit with Bank plus Borrower's Eligible Accounts, (z) divided by Current Liabilities, of equal to or greater than 2.0 to 1.00.

               (ii) TANGIBLE NET WORTH. A Tangible Net Worth, at the end of each month, of at least $40,000,000.

Said Section 6.7 is hereby amended effective December 31, 2006 to read as follows:

               Borrower will maintain at all times, on a consolidated basis:

               (i) LIQUIDITY RATIO. A ratio of (y) the sum of unrestricted cash (and equivalents) of Borrower on deposit with Bank plus Borrower's accounts receivable arising from the sale or lease of goods, or provision of services, in the ordinary course of business, (z) divided by the sum of Current Liabilities plus Indebtedness of Borrower to Bank for borrowed money, of equal to or greater than 1.60 to 1.00.

     3. LIMITATION OF AMENDMENTS.

          3.1 The amendments set forth in SECTION 2, above, are effective for the purposes set forth herein and shall be limited precisely as written and shall not be deemed to (a) be a consent to any amendment, waiver or modification of any other term or condition of any Loan Document, or (b) otherwise prejudice any right or remedy which Bank may now have or may have in the future under or in connection with any Loan Document.

          3.2 This Amendment shall be construed in connection with and as part of the Loan Documents and all terms, conditions, representations, warranties, covenants and agreements set forth in the Loan Documents, except as herein amended, are hereby ratified and confirmed and shall remain in full force and effect.

     4. REPRESENTATIONS AND WARRANTIES. To induce Bank to enter into this Amendment, Borrower hereby represents and warrants to Bank as follows:

          4.1 Immediately after giving effect to this Amendment (a) the representations and warranties contained in the Loan Documents are true, accurate and complete in all material respects as of the date hereof (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct as of such date), and (b) no Event of Default has occurred and is continuing;

          4.2 Borrower has the power and authority to execute and deliver this Amendment and to perform its obligations under the Loan Agreement, as amended by this Amendment;

          4.3 The organizational documents of Borrower delivered to Bank on the Effective Date remain true, accurate and complete and have not been amended, supplemented or restated and are and continue to be in full force and effect;

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          4.4 The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, have been duly authorized;

          4.5 The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not and will not contravene (a) any law or regulation binding on or affecting Borrower, (b) any contractual restriction with a Person binding on Borrower, (c) any order, judgment or decree of any court or other governmental or public body or authority, or subdivision thereof, binding on Borrower, or (d) the organizational documents of Borrower;

          4.6 The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not require any order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by any governmental or public body or authority, or subdivision thereof, binding on Borrower, except as already has been obtained or made; and

          4.7 This Amendment has been duly executed and delivered by Borrower and is the binding obligation of Borrower, enforceable against Borrower in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors' rights.

     5. COUNTERPARTS. This Amendment may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

     6. FEES AND EXPENSES. In consideration for Bank entering into this Amendment, Borrower shall concurrently pay Bank a fee in the amount of $2,000, which fee is deemed fully earned on the date hereof, and shall be non-refundable and in addition to all interest and other fees payable to Bank under the Loan Documents. Bank is authorized to charge said fee to Borrower's loan account. Without limitation on the terms of the Loan Documents, Borrower agrees to reimburse Bank for all its costs and expenses (including reasonable attorneys' fees) incurred in connection with this Amendment. Bank is authorized to charge said fees, costs and expenses to Borrower's loan account or any of Borrower's deposit accounts maintained with Bank.

                            [Signature page follows.]

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     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the date first written above.

BANK                                    BORROWER

Silicon Valley Bank                     ATS Medical, Inc.


By: /s/ R. Jay McNeil                   By: /s/ Michael D. Dale
    ---------------------------------       ------------------------------------
Name: R. Jay McNeil                     Name: Michael D. Dale
Title: Senior Relationship Manager      Title: Chief Executive Officer